Exhibit 10.52

PROMISSORY NOTE EXTENSION AGREEMENT

This PROMISSORY NOTE EXTENSION AGREEMENT (this “Agreement”) is made and entered into effective as of June 3, 2024 by and between PishPosh, Inc., a Delaware corporation (the “Company”), and Alpha Capital Anstalt (“Holder”).

WHEREAS, the Company and Holder are parties to a Promissory Note, dated October 16, 2023, in the principal amount of $150,00.00 (the “Note”; capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Note);

WHEREAS, WHEREAS, Section 1.2 of the Note provides that the Principal Amount and all unpaid interest owed thereunder shall be due and payable on the earlier of (i) December 15, 2023, or (ii) three business days after the sale of all the Financed Inventory (the “Maturity Date”);

WHEREAS, Section 3.3 of the Note provides that the Note may only be amended by an instrument executed by both the Holder and the Company; and

WHEREAS, the Company and Holder desire to amend the Note to extend the Maturity Date upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.       Section 1.2 of the Note is hereby amended and restated in its entirety to read as follows:

1.2	Maturity Date. Principal and all unpaid interest owed hereunder shall be due and payable on September 30, 2024

2.       The parties hereby acknowledge and agree that all prior Events of Default are hereby waived, no penalty interest has accrued in connection therewith, and no Event of Default currently exists or is continuing as of the date of this Agreement.

3.       Except as expressly modified herein, all other terms and provisions of the Note shall continue and remain in full force and effect.

4.       This Agreement supersedes and replaces any prior understandings or agreements, whether oral, written or implied, between you and the Company regarding the matters described in this Agreement. This Agreement shall be governed by and construed under the laws of the State of New York. This Agreement may be executed in two or more counterparts (which may be facsimiles, PDFs or signed documents created using DocuSign or similar services), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Company and Holder have signed this Agreement on the day and year first above written.

COMPANY:

PISHPOSH, INC.

By:	/s/ Charlie Birnbaum
Name:	Charlie Birnbaum
Title:	Chief Executive Officer

HOLDER:

Alpha Capital Anstalt

By:	/s/ Nicola Feuerstein
Name:	Nicola Feuerstein
Title:	Director

[SIGNATURE PAGE TO PROMISSORY NOTE EXTENSION AGREEMENT]